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                                                                  Exhibit 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 22, 1999 relating to the financial statements of MRJ Technology Solutions, which appears in the Veridian Corporation Registration Statement on Form S-1 (333-83792).




/s/ PricewaterhouseCoopers LLP
McLean, Virginia
July 25, 2002